UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 26, 2016
Date of Report (Date of earliest event reported)

IRELAND INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50033	91-2147049
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

2360 West Horizon Ridge Parkway, Suite 100
Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

(702) 932-0353
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective February 26, 2016, Ireland Inc. (the “Company”) entered into a verbal agreement with Nanominerals Corp. (“NMC”), pursuant to which the Company agreed to issue to NMC share purchase warrants for the purchase of up to 4,500,000 shares of the Company’s common stock, exercisable at a price of $0.40 per share for a period expiring on February 28, 2020 (the “Warrants”). The Warrants were issued to NMC in consideration for consulting services previously provided to the Company during the year ended December 31, 2015 with respect to the exploration and the underlying mineralogy and metallurgy of the Company’s Columbus Project in Esmeralda County, Nevada.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

Effective February 26, 2016, the Company issued share purchase warrants for the purchase of up to 4,500,000 shares of the Company’s common stock, exercisable at a price of $0.40 per share for a period expiring on February 28, 2020 (the “Warrants”). The Company also issued Warrants for the purchase of an additional 450,000 shares of the Company’s common stock to certain other consultants of the Company for services provided by them during the year ended December 31, 2015. The Warrants were issued to NMC in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Warrants issued to the other consultants were issued in reliance upon the exemption from registration provided by Rule 506(b) of the Securities Act, on the basis of representations that they are “accredited investors” as that term is defined in Rule 501 of the Securities Act. The Company did not engage in any form of “general solicitation” or “general advertising” (as those terms are used in Rule 502(c) of the Securities Act) in connection with the offering of the Warrants to NMC and the other consultants.

ITEM 8.01	OTHER EVENTS.

Effective February 28, 2016, a total of 21,025,000 special warrants issued by the Company in 2015 (the “2015 Special Warrants”) were automatically converted into units (each a “Unit”) on a 1:1 basis without the payment of any additional consideration in accordance with the terms of the 2015 Special Warrants. Each Unit consisted of one share of the Company’s common stock and one warrant entitling the holder to purchase one additional share of common stock at a price of $0.40 per share, expiring on February 28, 2020. The 21,025,000 2015 Special Warrants converted represented all of the 2015 Special Warrants that were outstanding on that date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRELAND INC.
Date: March 2, 2016

	By:	/s/ Douglas D.G. Birnie

Name: Douglas D.G. Birnie
Title: CEO & President